Subsequent Events (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013 Subsequent Event [Member]
Subsequent Events (Details) [Line Items]
Subsequent Event, Date		Jan. 06, 2014
Payments for Purchase of Other Assets		$ 2.0
Promissory Note Issued During Period, Value, Purchase of Assets		$ 1.25
Debt Instrument, Interest Rate, Stated Percentage		8.00%
Debt Instrument, Maturity Date, Description	The IntegenX Note earns simple interest at 8% per annum over its three year term, payable on the Maturity Date. It may be repaid early without premium or penalty at the Company's option at any time and it must be repaid within 45 days of the closing of an equity offering yielding the Company net cash proceeds of at least $15,000,000.	three years